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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 17, 1999


                CHASE MANHATTAN BANK - FIRST UNION NATIONAL BANK
                            COMMERCIAL MORTGAGE TRUST
                ------------------------------------------------
                           (Exact Name of Registrant)


         New York                        333-05271               13-3728743
----------------------------      ------------------------   ------------------
(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)

                      380 Madison Avenue, New York              10017-2951
                  ---------------------------------------       ----------
                  (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510

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Item 5.  Other Events:


         On or about 9/17/99, Chase Manhattan Bank - First Union National Bank Commercial Mortgage Trust (the "Depositor") made the distributions to holders of its Commercial Mortgage Pass-Through Certificates, Series 1999-1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Trustee's Report to Certificateholders with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits     Description
           --------     -----------

           20.1 Monthly Reports with respect to the September 17, 1999 distribution



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 1, 1999

                                             Chase Commercial Mortgage
                                             Securities Corp.


                                             By:  /s/ Geoffrey A. Souter
                                             -----------------------------------
                                             Name:  Geoffrey A. Souter
                                             Title: Assistant Vice President


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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                           Description
-----------                           -----------
20.1                                  Monthly Reports with respect to the
                                      distribution to certificateholders on
                                      September 17, 1999.